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                          TRAVELERS SERIES FUND INC.
                                 on behalf of
                   MFS Total Return Portfolio ("Portfolio")

                         Supplement dated July 9, 2004
                   To the Prospectus dated February 27, 2004

   The section entitled "Management - The Portfolio Manager" appearing on page 10 of the Prospectus is deleted and replaced with the following:

The Portfolio Manager

   The fund's investments are selected by a subadvisor, Massachusetts Financial Services Company ("MFS"), which is supervised by TIA. A team of professionals at the subadvisor is primarily responsible for overseeing the day-to-day operations of the fund. That team is led by David M. Calabro, Senior Vice President and portfolio manager of MFS. Mr. Calabro has been affiliated with MFS since 1992 and has led the team since the fund's inception.







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